John Hancock
Strategic Income Opportunities Fund

SUMMARY PROSPECTUS 12–31–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 12-31-10, are incorporated by reference into this Summary Prospectus.

 Class I: JIPIX

Investment objective

To seek to maximize total return consisting of current income and capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I

None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I

Management fee[1]	0.67

Other expenses[2]	0.14

Acquired fund fees and expenses	0.02

Total annual fund operating expenses[3]	0.83

1	The management fee has been restated to reflect contractual changes.
2	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010 and excludes certain one time fees incurred in the previous fiscal year. Had these fees been included, “Other expenses” would have been 0.17% for Class I shares.
3	The Total fund operating expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the Financial highlights section, which does not include Acquired fund fees and expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	85

3 Years	265

5 Years	460

10 Years	1,025

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

An Income Fund

 John Hancock Strategic Income Opportunities Fund

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

The fund may also invest in preferred stock and other types of debt securities.

Although the fund may invest up to 10% of its total assets in securities rated as low as D (in default) by S&P or Moody’s Investors Service (and their unrated equivalents in the opinion of the subadviser), it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund’s average maturity.

The fund may invest in asset-backed securities rated, at the time of purchase, lower than A (but not rated lower than B by S&P or Moody’s or their unrated equivalents in the opinion of the subadvisers). Under normal circumstances, no more than 15% of the fund’s total assets will be invested in asset-backed securities rated lower than A by both ratings agencies or their unrated equivalents in the opinion of the subadviser.

In managing the fund, the subadviser allocates assets among the four major types of instruments based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, political environments and currency trends. However, in abnormal circumstances, the subadviser may invest up to 100% of the fund’s assets in any one sector.

Within each type of security, the subadviser looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives such as futures, options and swaps, as well as restricted or illiquid securities. The fund may invest significantly in currency spots and forwards, currency futures and options and interest rate options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, the fund may invest up to 10% of net assets in domestic or foreign stocks.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.

No more than 80% of the Fund’s assets will consist of instruments denominated in foreign currencies.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Economic and market events risk Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit-quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance from year to year; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

April 28, 2006 is the inception date for the oldest class of shares, Class NAV shares. Class I shares were first offered on December 31, 2009. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class I shares.

 John Hancock Strategic Income Opportunities Fund

Calendar year total returns — Class I (%)

2007	2008	2009
5.87	−8.47	31.21

Year-to-date total return The fund’s total return for the nine months ended September 30, 2010 was 11.05%

Best quarter: Q2 ’09, 11.87%

Worst quarter: Q4 ’08, −6.28%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		4-28-06

Class I before tax	31.21	7.50

After tax on distributions	29.69	5.07

After tax on distributions, with sale	20.25	4.92

Barclays Capital U.S. Aggregate Bond Index	5.93	6.36

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Barry H. Evans, CFA
President and chief fixed-income officer
Joined fund team in 2006

Thomas C. Goggins
Vice president
Joined fund team in 2009

John F. Iles
Vice president
Joined fund team in 2005

Daniel S. Janis III
Senior vice president
Joined fund team in 1999

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC 356ISP 12-31-10    SEC file number: 811-21779